UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 24, 2009
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                                SBT BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Connecticut                  000-51832           20-4343972
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(State or Other Jurisdiction       (Commission          (I.R.S. Employer
  of Incorporation)                File Number)         Identification No.)


760 Hopmeadow Street, P.O. Box 248, Simsbury, CT            06070
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

         On March 27, 2009, as part of the United States Department of the Treasury (the "Treasury") Troubled Asset Relief Program ("TARP") Capital Purchase Program, SBT Bancorp, Inc. (the "Company") entered into a Letter Agreement ("Letter Agreement") and a Securities Purchase Agreement - Standard Terms attached thereto ("Securities Purchase Agreement") with the Treasury, pursuant to which the Company agreed to issue and sell, and the Treasury agreed to purchase, (i) 4,000 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the "Preferred Stock"), and (ii) a ten-year warrant (the "Warrant") to purchase up to 200.002 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the "Warrant Preferred Stock"), at an exercise price of $0.01 per share, for an aggregate purchase price of $4,000,000 in cash.

         The transaction described above closed on March 27, 2009. The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The Warrant was exercised by the Treasury on a net basis immediately following the closing of the transaction, resulting in the issuance of 200 shares of the Warrant Preferred Stock.

         The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum. The Warrant Preferred Stock entitles its holder(s) to cumulative dividends at a rate of 9% per annum from the date of issuance. Dividends on the Preferred Stock and the Warrant Preferred Stock are payable on a quarterly basis. If dividends on the Preferred Stock or the Warrant Preferred Stock have not been paid for an aggregate of six quarterly dividend periods, whether or not consecutive, the Company's authorized number of directors will be automatically increased by two and the holders of such stock will have the right to elect those directors until all accrued and unpaid dividends for all past dividend periods have been paid in full. The Preferred Stock and the Warrant Preferred Stock have no maturity date and rank senior to the Company's common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Preferred Stock and the Warrant Preferred Stock are generally non-voting, other than with respect to certain matters that could adversely affect the Preferred Stock or the Warrant Preferred Stock.

         Prior to March 27, 2012, unless the Company has redeemed the Preferred Stock and the Warrant Preferred Stock or the Treasury has transferred all shares of such stock to third parties, the consent of the Treasury will be required for the Company to increase its common stock dividend. After March 27, 2012 and prior to March 27, 2019, if the Treasury continues to hold shares of the Preferred Stock and/or the Warrant Preferred Stock, the Treasury's consent will be required for any increase in aggregate common stock dividends per share greater than 3% per annum, provided that no increase in common stock dividends may be made as a result of any dividend paid in common stock, any stock split or similar transaction. The Company's ability to declare or pay dividends on or to repurchase or redeem its common stock will also be subject to restrictions in the event that it fails to fully pay all accrued and unpaid dividends on the Preferred Stock or the Warrant Preferred Stock. Prior to March 27, 2019, unless the Preferred Stock and the Warrant Preferred Stock have been redeemed in whole or the Treasury has transferred all shares of such stock to third parties, the

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consent of the Treasury will be required for any repurchases by the Company of any equity or trust preferred securities, other than repurchases of common stock in connection with a benefit plan in the ordinary course of business consistent with past practice. From and after March 27, 2019, the Company will be prohibited from paying common stock dividends or repurchasing any equity or trust preferred securities until all equity securities held by the Treasury are redeemed in whole or the Treasury has transferred all such equity securities to third parties.

         Pursuant to the American Recovery and Reinvestment Act of 2009, which amended the Emergency Economic Stabilization Act of 2008 (the "EESA"), the Company may redeem the Preferred Stock and the Warrant Preferred Stock at any time for its aggregate liquidation amount plus any accrued and unpaid dividends without first raising additional capital in an equity offering, subject to the Treasury's consultation with the Company's federal regulator. The Warrant Preferred Stock may not be redeemed until all the Preferred Stock has been redeemed.

         The Securities Purchase Agreement, pursuant to which the Preferred Stock and the Warrant were sold, subjects the Company to certain of the executive compensation limitations included in the EESA. As a condition to the closing of the transaction, each of Messrs. Martin J. Geitz, Anthony F. Bisceglio and Paul R. Little, the Company's Senior Executive Officers (as defined in the Securities Purchase Agreement) (the "Senior Executive Officers"),
(i) executed a waiver (the "Waiver") voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer's compensation or benefits that are required to comply with the regulation issued by the Treasury under the TARP Capital Purchase Program and acknowledging that the regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called "golden parachute" agreements) (collectively, "Benefit Plans") as they relate to the period during which the Treasury holds any equity or debt securities of the Company acquired through the TARP Capital Purchase Program; and (ii) entered into a senior executive officer agreement ("Senior Executive Officer Agreement") with the Company amending the Benefit Plans with respect to such Senior Executive Officer as may be necessary, during the period which the Treasury owns any debt or equity securities of the Company acquired pursuant to the Securities Purchase Agreement or the Warrant, to comply with Section 111(b) of the EESA.

         The Securities Purchase Agreement and all related documents may be amended unilaterally by the Treasury to the extent required to comply with any changes in applicable federal statutes after the execution thereof.

         Copies of the Letter Agreement (including the Securities Purchase Agreement), a Side Letter amending the Letter Agreement, the Warrant, the Certificate of Amendment to the Certificate of Incorporation authorizing the issuance by the Company of up to 100,000 shares of preferred stock, the Certificate of Amendment to the Certificate of Incorporation establishing the terms of the Preferred Stock and the Warrant Preferred Stock, the form of Waiver executed by the Senior Executive Officers and the form of the Senior Executive Officer Agreement executed by the Senior Executive Officers are included as exhibits to this Current Report on Form 8-K and are incorporated by reference into these Items 1.01, 3.02, 3.03, 5.02 and 5.03. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

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Item 3.02         Unregistered Sales of Equity Securities.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.




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Item 3.03         Material Modification to Rights of Security Holders.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" and "Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On March 24, 2009, the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the "Certificate of Amendment") with the State of Connecticut to establish and authorize the issuance by the Company of up to 100,000 shares of preferred stock after such amendment to the Certificate of Incorporation was approved by the shareholders of the Company on February 27, 2009. The preferred stock may be issued by the Company's board of directors in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, designations, preferences, rights, qualifications, limitations and restrictions as determined by the board of directors. The Certificate of Amendment is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

         Also on March 24, 2009, the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the "Certificate of Designations") with the State of Connecticut for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Preferred Stock and the Warrant Preferred Stock. The Certificate of Designations is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits:

3.1 Certificate of Amendment of Certificate of Incorporation of SBT Bancorp, Inc., authorizing preferred stock.

3.2 Certificate of Amendment of Certificate of Incorporation of SBT Bancorp, Inc., establishing the terms of the Preferred Stock and the Warrant Preferred Stock.

4.1 Warrant, dated March 27, 2009, to purchase up to 200.002 shares of Warrant Preferred Stock of SBT Bancorp, Inc.

10.1 Letter Agreement, dated March 27, 2009, between SBT Bancorp, Inc. and the United States Department of the Treasury, with respect to the issuance and sale of the Preferred Stock and the Warrant.

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10.2    Side Letter, dated March 27, 2009, between SBT Bancorp, Inc. and the
        United States Department of the Treasury.

10.3 Form of Waiver, executed by each of Messrs. Martin J. Geitz, Anthony F. Bisceglio and Paul R. Little.

10.4 Form of Senior Executive Officer Agreement, executed by each of Messrs. Martin J. Geitz, Anthony F. Bisceglio and Paul R. Little.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SBT BANCORP, INC.



Dated:   March 27, 2009            By:     /s/ Martin J. Geitz
                                        ----------------------------------------
                                   Name:   Martin J. Geitz
                                   Title:  President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.       Title
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3.1    Certificate of Amendment of Certificate of Incorporation of SBT Bancorp,
       Inc., authorizing preferred stock.

3.2 Certificate of Amendment of Certificate of Incorporation of SBT Bancorp, Inc., establishing the terms of the Preferred Stock and the Warrant Preferred Stock.

4.1 Warrant, dated March 27, 2009, to purchase up to 200.002 shares of Warrant Preferred Stock of SBT Bancorp, Inc.

10.1 Letter Agreement, dated March 27, 2009, between SBT Bancorp, Inc. and the United States Department of the Treasury, with respect to the issuance and sale of the Preferred Stock and the Warrant.

10.2 Side Letter, dated March 27, 2009, between SBT Bancorp, Inc. and the United States Department of the Treasury.

10.3 Form of Waiver, executed by each of Messrs. Martin J. Geitz, Anthony F. Bisceglio and Paul R. Little.

10.4 Form of Senior Executive Officer Agreement, executed by each of Messrs. Martin J. Geitz, Anthony F. Bisceglio and Paul R. Little.






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